Microsoft Word 10.0.45      UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 9, 2003

 EMMIS COMMUNICATIONS CORPORATION                  EMMIS OPERATING COMPANY
 (Exact name of registrant as                   (Exact name of registrant as
 specified in its charter)                       specified in its charter)


             INDIANA                                       INDIANA
(State of incorporation or organization)(State of incorporation or organization)

            0-23264                                       333-62172-13
   (Commission file number)                         (Commission file number)

       35-1542018                                       35-2141064
    (I.R.S.  Employer                                (I.R.S.  Employer
   Identification No.)                              Identification No.)

    ONE EMMIS PLAZA                                ONE EMMIS PLAZA
  40 MONUMENT CIRCLE                             40 MONUMENT CIRCLE
      SUITE 700                                      SUITE 700
 INDIANAPOLIS, INDIANA 46204                    INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)(Address of principal executive offices)
   (317) 266-0100                                   (317) 266-0100
(Registrant's Telephone Number,                (Registrant's Telephone Number,
 Including Area Code)                           Including Area Code)


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Item  12.  Results of Operations & Financial Condition.

           On December 9, 2003, the Company's Chief Executive Officer, Jeffrey
           H. Smulyan, and Chief Financial Officer, Walter Z. Berger, addressed the UBS 31st Annual Media Week Conference in New York, New York. At that conference, Messrs. Smulyan and Berger confirmed that the Company would meet its revenue guidance for the fiscal quarter ended November 30, 2003. An excerpt of that discussion follows:

MODERATOR: Your guidance in radio was fairly strong. I am assuming that you are still comfortable with that, but can you give us - I know November was tough, but people have said December is looking better, which will be your fiscal fourth quarter. Can you give us some insight into how your top three markets are doing and then the other markets in, say, December and January?

JEFF SMULYAN: Well, we will stay with our guidance. Obviously, we wouldn't say that after the quarter has ended unless we felt pretty comfortable that we would meet it. And we obviously haven't changed it. So I think people will figure that out. We feel good. It's hard to know, especially, you know, in year end, because December is a strange month and January comes in late. Certainly, November was a tough month for everybody in our business, but as I have said, you know, we are firm in our guidance, so we feel good there. * * *

MODERATOR:  Well, maybe you could talk about...

WALTER BERGER: I want to just modify something that Jeff said. With respect to the guidance, he was talking specifically with regard to revenue, because, obviously, we haven't closed our books for the quarter. But to repeat what he did say, we are giving good, strong confidence about the range that we talked about for the third quarter for revenue for each of our businesses. If you really need to take a second to talk about it, I think it's been touched on. I think it's probably by far at the highest end of the range for the radio sector, and maybe even for the TV sector, too. * * * The guidance for the radio sector was between, I believe, 4 and 6%. And TV was a little bit stronger than that . . .. [after adjusting for the lower levels of political advertising revenue in a non-political year].



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Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EMMIS COMMUNICATIONS CORPORATION

Date:    December 15, 2003   By:  /s/ J.  Scott Enright
                                  ------------------------------------------
                                     J. Scott Enright, Vice President,
                                     Associate General Counsel and Secretary


                                      EMMIS OPERATING COMPANY


Date:    December 15, 2003   By:  /s/ J. Scott Enright
                                  ------------------------------------------
                                     J. Scott Enright, Vice President,
                                     Associate General Counsel and Secretary


G:\Knorther\Corporate\8-K for Dec 9, 2003 UBS Conference.doc